Exhibit 32.1

Pyramid Oil Company

Certification Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906

Of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pyramid Oil Company (the Company) on Form 10-Q for the period ended June 30, 2014, as filed with the Securities and Exchange Commission (the Report), I, Michael D. Herman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2014

MICHAEL D. HERMAN

Michael D. Herman

Chairman of the Board

Interim Chief Executive Officer

and President and Principal

Executive Officer